UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

To

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices)
(212) 415-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 28, 2013, American Realty Capital Properties, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”), in part, for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated May 28, 2013, with CapLease, Inc. (“CapLease”), a Maryland Corporation, Safari Acquisition, LLC (“Merger Sub”), a Delaware limited liability company and wholly owned subsidiary of the Company, Caplease, LP (the “CapLease OP”), a Delaware limited partnership and the operating partnership of CapLease, CLF OP General Partner, LLC, a Delaware limited liability company and the sole general partner of the CapLease OP, and ARC Properties Operating Partnership, L.P. (the “Company OP”), a Delaware limited partnership and the operating partnership of the Company. The Merger Agreement provides for (i) the merger of CapLease with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of the Company (the “Merger”), and (ii) the merger of the CapLease OP with and into the Company OP, with the Company OP surviving (such partnership merger together with the Merger referred to as the “Mergers”). Subsequent to such filing, the Company filed an Amended Current Report on Form 8-K/A (“Amendment No. 1”) on June 14, 2013 for the purpose, among other purposes, of including unaudited pro forma financial information reflecting the financial statements of the Company and CapLease as of March 31, 2013, as required by Item 9.01(b) of Form 8-K.

As of the filing of this Amendment No. 2 to the Original Form 8-K (“Amendment No. 2), the Mergers have yet to be consummated. However, the Company believes that the completion of the Mergers is probable. Therefore, the Company is filing this Amendment No. 2 to provide updated unaudited pro forma financial information reflecting the financial statements of the Company and CapLease as of June 30, 2013, as required by Item 9.01(b) of Form 8-K. This Amendment No. 2 does not in any fashion modify the Original Form 8-K or Amendment No. 1 other than as described in this Explanatory Note.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company and CapLease as of June 30, 2013 and for the periods ended June 30, 2013 and December 31, 2012, are filed as Exhibit 99.3 to this Amendment No. 2 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.3	ARCP Unaudited Pro Forma Consolidated Financials as of June 30, 2013 and for the six months ended June 30, 2013 and the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

October 15, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors